                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 2004


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


            000-10535                                  38-2378932

     (Commission File Number)               (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.


         Exhibit 99.1:     Press release, dated January 15, 2004.




Item 12.  Results of Operations and Financial Condition.

         On January 15, 2004, Citizens Banking Corporation issued a press release announcing its financial results for the three (3) months and twelve
(12) months ended December 31, 2003 and certain other information. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 15, 2004                            CITIZENS BANKING CORPORATION


                                            /s/  Thomas W. Gallagher
                                            -----------------------------------
                                            By: Thomas W. Gallagher
                                            Its: General Counsel and Secretary

                                  EXHIBIT INDEX


Number                     Description
------                     -----------

99.1              Press release, dated January 15, 2004